Subsequent Event	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Subsequent Events [Text Block]
14.              SUBSEQUENT EVENT

On April 30, 2012 (the “Closing Date”), the Company became the sole equity owner in Power Engineers Collaborative, L.L.C., an Illinois limited liability company (“PEC”), which provides engineering services to clients in the energy, industry and building systems markets. The purchase price consisted of the following: (i) cash in the amount of $750,000 and (ii) options to purchase shares of common stock of the Company under the Company’s Incentive Plan as follows: 100,000 Options to Sellers and 150,000 Options to employees of PEC as designated by Sellers. The cash payment is subject to a post-closing adjustment based on PEC’s balance sheet prepared as of the closing date, with respect to the actual capital account, reflecting total member equity at the time of closing of the Purchase Agreement.  Additionally, the sellers shall have the opportunity to receive additional consideration as part of the purchase price as follows: (i) an additional cash amount of $250,000, and (ii) 500,000 shares of common stock of the Company, contingent upon PEC meeting certain performance targets for earnings.

31.      SUBSEQUENT EVENTS

In February 2012, the Company entered into a non-binding letter of intent with a regional engineering firm setting forth the basis for a possible acquisition by Juhl Wind of 100% of the ownership of the Target Company.  Execution of a definitive agreement is conditioned upon satisfactory completion of due diligence and the approval of such an agreement by the board of directors of Juhl Wind.

On March 9, 2012, the Valley View project collected the U.S. Treasury Section 1603 cash grant in the amount of $6,284,476.  The proceeds were used to pay off the short-term bridge note of $2,588,200, and the remaining proceeds were used to pay primarily the turbine supplier and to the Company who acted as developer and general contractor.